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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 24, 2006
                                                         ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-51584                  04-3510455
      --------                      ---------                ----------
(State or other jurisdiction of     (Commission             (IRS Employer
         incorporation)             File Number)            Identification No.)

      24 North Street, Pittsfield, Massachusetts            01201
      ------------------------------------------            -----
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

      On October 24, 2006, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank (the "Bank"), announced: (1) its financial results for the period ended September 30, 2006; (2) its plans to acquire five western Massachusetts insurance agencies; (3) the declaration of a quarterly dividend of $0.14 per share; (4) its plans to offer approximately $30 million of common stock in a stock offering under the terms of the universal securities shelf registration filed with the Securities and Exchange Commission in September; (5) the Bank's increased loan loss allowance; (6) the repositioning of the securities portfolio through the sale of $167 million of available for sale investment securities; and (6) the receipt of regulatory approvals to open four new branches in New York. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01   REGULATION FD DISCLOSURE.
            ------------------------

      On October 25, 2006, Michael P. Daly, President and Chief Executive Officer of the Company, provided earnings guidance on a post-earnings conference call. Specifically, Mr. Daly announced that the Company expects its core earnings (which are earnings computed in accordance with generally accepted accounting principles as adjusted for any gain or loss on the sale of securities and certain non-recurring items) to be between $0.45 and $0.50 per share on a diluted basis for the fourth quarter in the 2006 fiscal year.

      Statements contained in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. These risks and uncertainties include, among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; and the quality or composition of the loan and investment portfolios and other factors that may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in these forward-looking statements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell Company Transactions: Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated October 24, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BERKSHIRE HILLS BANCORP, INC.


Dated: October 24, 2006                 By: /s/ Wayne F. Patenaude
                                            ------------------------------------
                                            Wayne F. Patenaude
                                            Senior Vice President and
                                               Chief Financial Officer